UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2022

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 18, 2022, Sorrento Therapeutics, Inc. (the “Company”) announced that its board of directors has authorized the Company to explore and consider a potential dividend to the Company’s stockholders of shares of common stock of Scilex Holding Company (Nasdaq: SCLX) (the “Scilex Common Shares”) currently held by the Company. However, there can be no assurance that the Company’s exploration and consideration of any dividend of any Scilex Common Shares will ultimately result in any such dividend. In addition, any declaration, as well as the potential timing, of any such dividend is subject to the satisfaction of a number of conditions, including an evaluation and consideration of the potential legal and tax consequences of any such dividend to the Company and its stockholders, submission of required filings, receipt of any approvals or consents determined to be required and other conditions that may be deemed to be applicable.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements related to the Company under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs and assumptions and on information currently available to the Company’s management and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements include statements regarding the Company’s exploration of any potential dividend of any Scilex Common Shares. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. The Company’s actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties. Such risks and uncertainties include the risk that the Company may not ultimately pursue any dividend of any Scilex Common Shares, the risk that the Company’s exploration of any potential dividend of Scilex Common Shares or the public announcement thereof may be disruptive to the Company’s business operations or cause the Company’s stock price or the stock price of the Scilex Common Shares to fluctuate significantly, the risk that the Company’s exploration of any potential dividend of Scilex Common Shares may be time consuming and involve the dedication of significant resources and may require the Company to incur significant costs and expenses, the risk that the Company’s exploration of any potential dividend of Scilex Common Shares could divert the attention of the Company’s management and its board of directors from existing business operations, negatively impact the Company’s ability to attract, retain and motivate key employees, and expose the Company to potential litigation in connection with the process of exploring any potential dividend of Scilex Common Shares, among other risks and uncertainties, and other risks that are described in the Company’s most recent periodic reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, including the risk factors set forth in those filings. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K, and we undertake no obligation to update any forward-looking statement in this Current Report on Form 8-K except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: November 18, 2022	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer